Exhibit 99.2

Advent Software, Inc. Fourth Quarter 2011 Earnings Highlights February 6, 2012 Advent Investor Relations Contact: InvestorRelations@advent.com

ADVS Forward-Looking Statements The financial projections under 2012 guidance, and any other forward-looking statements included in this presentation reflect management's best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here. These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva® and Moxy® products; the successful development, release and market acceptance of new products and product enhancements; uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in integrating merged businesses, such as Black Diamond Performance Reporting, LLC, and achieving expected synergies and results; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2010 annual report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ADVS Q411 Highlights Annual Contract Value (ACV) from term license, Advent OnDemand contracts, and Black Diamond contracts were $13.7M Revenue of $86.3M 18% of revenue was international, up from 17% in Q410 90% of revenue was recurring, up from 88% in Q410 GAAP Operating Margin of 11.7% Non-GAAP Operating Margin of 21.4% Operating cash flow of $27.6M

ADVS Q411 Financial Highlights Metric Q410 Q411 $ +/- % +/- Annual Contract Value ($M) $10.5 $13.7 $3.2 31% Revenue ($M) $75.6 $86.3 $10.7 14% Operating Cash Flow ($M) $24.4 $27.6 $3.2 13% GAAP Operating Margin 15.5% 11.7% (3.8 pt) (25%) GAAP Diluted EPS $0.17 $0.12 ($0.05) (27%) Non-GAAP Operating Margin1 23.7% 21.4% (2.3pts) (10%) Non-GAAP Diluted EPS1 $0.21 $0.22 $0.01 5% 1 See reconciliation of GAAP to Non-GAAP measures on slide #15 * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS FY11 Financial Highlights Metric FY10 FY11 $ +/- % +/- Annual Contract Value ($M) $31.8 $33.9 $2.1 6% Revenue ($M) $283.5 $326.2 $42.7 15% Operating Cash Flow ($M) $76.2 $83.2 $7.0 9% GAAP Operating Margin 12.8% 13.0% 0.2 pt 2% GAAP Diluted EPS $0.45 $0.52 $0.08 17% Non-GAAP Operating Margin1 21.2% 22.1% 0.9 pts 4% Non-GAAP Diluted EPS1 $0.71 $0.86 $0.15 21% 1 See reconciliation of GAAP to Non-GAAP measures on slide #16 * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS Annual Contract Value ($M) $28 $28 $25.5 * Totals, $+/- and % +/- may not recalculate due to rounding

ADVS Deferred Revenue and Backlog ($M) Deferred revenue represents invoiced bookings, not yet recognized as revenue Backlog represents contractual bookings, not yet invoiced (disclosed annually) * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS Growing Revenue ($M) Q4 2011 revenue was 82% domestic, 18% international Q4 2011 revenue was 90% recurring, 10% non-recurring $192 $238 +24% $163 +18% +10% +9% * Totals, $+/- and % +/ - may not recalculate due to rounding +9% +15% $326

ADVS Deferred Revenue by Type ($M) $111 $141 $146 $77 * Totals, $+/- and % +/ - may not recalculate due to rounding $154 $175

ADVS Operating Cash Flow ($M) $58 $70 $40 $72 Quarterly continuing operations data unavailable prior to 2008 * Totals, $+/- and % +/- may not recalculate due to rounding

ADVS Q411 Revenue Components ($M) Q410 Q411 $ +/- % +/- Recurring $66.7 $77.8 $11.0 17% Term License Revenue $29.6 $36.6 $7.1 24% Perpetual Maintenance $17.9 $17.4 ($0.6) (3%) Other Recurring 1 $19.2 $23.8 $4.6 24% Non-Recurring $8.8 $8.5 ($0.3) (4%) Total Revenue $75.6 $86.3 $10.7 14% 1 Includes OnDemand, Data Services, Black Diamond, and asset based fees. * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS FY11 Revenue Components ($M) FY10 FY11 $ +/- % +/- Recurring $252.1 $291.5 $39.4 16% Term License Revenue $108.8 $135.2 $26.4 24% Perpetual Maintenance $72.9 $70.5 ($2.5) (3%) Other Recurring 1 $70.3 $85.8 $15.5 22% Non-Recurring $31.4 $34.8 $3.3 11% Total Revenue $283.5 $326.2 $42.7 15% 1 Includes OnDemand, Data Services, Black Diamond, and asset based fees. * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS Renewal Rates Q108-Q311 Definition: blended rate (term and perpetual), one quarter in arrears, based on cash collections (initial rate as disclosed and final rate when collection is complete) Renewal Rate Calculation Annual $ paid for coming year (one qtr. in arrears) Annual $ paid for preceding year

Guidance Q112 FY12 Total Revenue ($M) $86M - $88M $361M - $368M YoY Revenue Growth 14% - 17% 11% - 13% GAAP Operating Margin 14.0% - 14.5% Amortization (% of revenue) 3% Stock Compensation Expense (% of revenue) 6% Non-GAAP Operating Margin * 23.0% - 23.5% Operating Cash Flow ($M) $90M - $96M Capital Expenditures, incl. cap’d SW devel. ($M) $13M - $15M Growth of Weighted Average Shares Outstanding, excluding any share repurchase 0.25%-0.75% per quarter Effective Tax Rate (GAAP) 35% – 40% Effective Tax Rate (Non-GAAP) 35% ADVS 2012 Guidance * See reconciliation of GAAP to Non-GAAP guidance on slide #17

Q411 Reconciliation of GAAP to Non-GAAP Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 57,066 $ 66% 10,080 $ 12% 6,531 $ Amortization of acquired developed technology 1,899 1,899 1,899 Amortization of other acquired intangibles - 956 956 Stock-based compensation - cost of revenues 960 960 960 Stock-based compensation - operating expenses - 4,011 4,011 Restructuring charges - 565 565 Income tax adjustment for non-GAAP (1) - - (3,180) Non-GAAP 59,925 $ 69% 18,471 $ 21% 11,742 $ Diluted net income per share GAAP 0.12 $ Non-GAAP 0.22 $ Shares used to compute diluted net income per share 53,051 Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 53,303 $ 71% 11,728 $ 16% 9,248 $ Amortization of acquired developed technology 831 831 831 Amortization of other acquired intangibles - 295 295 Stock-based compensation - cost of revenues 761 761 761 Stock-based compensation - operating expenses - 4,031 4,031 Restructuring charges - 230 230 Income tax adjustment for non-GAAP (1) - - (3,857) Non-GAAP 54,895 $ 73% 17,876 $ 24% 11,539 $ Diluted net income per share GAAP 0.17 $ Non-GAAP 0.21 $ Shares used to compute diluted net income per share 54,823 (1) The estimated non-GAAP effective tax rate was 35% for the three months ended December 31, 2011 and 2010, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes. Three Months Ended December 31, 2010 for Continuing Operations ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED CONTINUING OPERATIONS' GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations' operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America. Three Months Ended December 31, 2011 for Continuing Operations

FY11 Reconciliation of GAAP to Non-GAAP Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 215,476 $ 66% 42,565 $ 13% 28,331 $ Amortization of acquired developed technology 6,019 6,019 6,019 Amortization of other acquired intangibles - 2,807 2,807 Stock-based compensation - cost of revenues 3,468 3,468 3,468 Stock-based compensation - operating expenses - 15,670 15,670 Acquisition related - 936 936 Investment loss - - 500 Restructuring charges - 696 696 Income tax adjustment for non-GAAP (1) - - (12,005) Non-GAAP 224,963 $ 69% 72,161 $ 22% 46,422 $ Diluted net income per share GAAP 0.52 $ Non-GAAP 0.86 $ Shares used to compute diluted net income per share 54,085 Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 196,691 $ 69% 36,305 $ 13% 24,319 $ Amortization of acquired developed technology 3,325 3,325 3,325 Amortization of other acquired intangibles - 1,272 1,272 Stock-based compensation - cost of revenues 2,915 2,915 2,915 Stock-based compensation - operating expenses - 15,515 15,515 Restructuring charges - 840 840 Income tax adjustment for non-GAAP (1) - - (9,656) Non-GAAP 202,931 $ 72% 60,172 $ 21% 38,530 $ Diluted net income per share GAAP 0.45 $ Non-GAAP 0.71 $ Shares used to compute diluted net income per share 54,476 (1) The estimated non-GAAP effective tax rate was 35% for the twelve months ended December 31, 2011 and 2010, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes. Twelve Months Ended December 31, 2010 for Continuing Operations ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED CONTINUING OPERATIONS' GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations' operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America. Twelve Months Ended December 31, 2011 for Continuing Operations

Reconciliation of GAAP to Non-GAAP Guidance Projected GAAP 14.0% to 14.5% Projected amortization of acquired developed technology and other acquired intangible asset adjustment 3% Projected stock-based compensation adjustment 6% Projected non-GAAP 23.0% to 23.5% Advent Software, Inc. Reconciliation of Projected Continuing Operations' GAAP Operating Income % to Non-GAAP Operating Income % (Preliminary and unaudited) Advent provides projections of non-GAAP measures of its continuing operations' operating income, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected continuing operations' GAAP results are made with the intent of providing management and investors a more complete understanding continuing operations' underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America. Twelve Months Ended December 31, 2012 Operating Income % Continuing Operations